UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 9, 2022

GLOBIS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39786	85-2703418
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7100 W. Camino Real, Suite 302-48 Boca Raton, Florida	33433
(Address of principal executive offices)	(Zip Code)

212-847-3248

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, and one Warrant to acquire one share of Common Stock	GLAQU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	GLAQ	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of Common Stock at an exercise price of $11.50	GLAQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On June 9, 2022, Globis Acquisition Corp., a Delaware corporation (“Globis”), consummated the business combination (the “Business Combination”) with Forafric Agro Holdings Limited, a Gibraltar (“FAHL”), in accordance with that certain Securities Purchase Agreement dated December 19, 2021 (as amended, supplemented or otherwise modified, the “Business Combination Agreement”), by and among Globis, Forafric Agro Holdings Limited, a Gibraltar private company limited by shares (“FAHL”), Lighthouse Capital Limited, a Gibraltar private company limited by shares (the “Seller”), and Forafric Globle PLC (f/k/a Globis NV Merger Sub Corp.), a Gibraltar public company limited by shares (“New Forafric”).

On June 9, 2022 (the “Closing Date”), as contemplated in the Business Combination Agreement and described in the definitive proxy statement/prospectus (the “Proxy Statement/Prospectus”) filed by Globis with the Securities and Exchange Commission (the “SEC”) on May 12, 2022: (i) Globis merged with and into Globis NV Merger 2 Corp., a Nevada corporation (“Merger Sub”), with Merger Sub surviving (the “Merger”); (ii) immediately following the effectiveness of the Merger, all of the common stock of Merger Sub issued pursuant to the Merger were contributed to New Forafric; and (iii) thereafter New Forafric acquired 100% of the equity interests in FAHL from the Seller and FAHL became a direct subsidiary of New Forafric.

As a result of the Business Combination, (i) Globis stockholders received one ordinary share, nominal value $0.001 per share, of New Forafric (each, an “Ordinary Share”) for each issued and outstanding share of Common Stock, par value $0.0001 per share, of Globis (the “Common Stock”) held prior to the Merger; (ii) the issued and outstanding redeemable warrants that were registered pursuant to the Registration Statement on Form S-1 (SEC File No. 333-250939) of Globis automatically became redeemable warrants to acquire Ordinary Shares at an exercise price of $11.50 per share on the terms and subject to the conditions set forth in the applicable warrant agreement (which Warrant Agreement was assigned and novated by Globis to New Forafric with no other changes having been made to the terms of any issued and outstanding Public Warrants as a result of the Merger); (iii) each issued and outstanding warrant of Globis issued in a private placement automatically became warrants to acquire Ordinary Shares at an exercise price of $11.50 per share on the terms and subject to the conditions set forth in the applicable warrant agreement (with no other changes having been made to the terms of any issued and outstanding private placement warrants as a result of the Merger); and (iv) each issued and outstanding unit of Globis that had not been previously separated into the underlying Common Stock and underlying warrant upon the request of the holder thereof, was cancelled and entitled the holder thereof to one Ordinary Share and one redeemable warrant to acquire one Ordinary Share at an exercise price of $11.50 per share on the terms and subject to the conditions set forth in the applicable warrant agreement.

Capitalized terms not otherwise defined have the meaning set forth in the Business Combination Agreement. The description of the Business Combination Agreement and related transactions (including, without limitation, the Merger) in this Current Report on Form 8-K does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Business Combination Agreement and its subsequent amendments, which is attached as Exhibit 2.1 to Globis’ Form S-4 filed with the SEC on January 12, 2022, Exhibit 10.1 to Globis’ Current Report on Form 8-K filed with the SEC on April 21, 2022, and Exhibit 10.1 to Globis’ Current Report on Form 8-K filed with the SEC on June 9, 2022, each of which is incorporated herein by reference.

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Upon the completion of the Business Combination, Merger Sub, as successor in interest to Globis, entered into that certain Assignment and Novation Agreement (the “Warrant Assumption Agreement”) by and between Merger Sub and New Forafric. Pursuant to the Warrant Assumption Agreement, New Forafric assumed all of Merger Sub’s rights and obligations under the Warrant Agreement, dated as of December 10, 2020 by and between Globis and VStock Transfer, LLC (the “Warrant Agreement”), and each Warrant of Globis entitling the holder thereof to acquire one share of Common Stock was converted into a warrant to acquire one Ordinary Share of New Forafric, subject to the same terms and conditions as were applicable to the Warrant of Globis.

The description of the Warrant Assumption Agreement in this Form 8-K does not purport to be complete and is subject, and qualified in its entirety by reference to the full text of the Warrant Assumption Agreement, which is attached hereto as Exhibit 4.1.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01.	Notice of Delisting.

The information set forth in the Introductory Note and Items 1.01 and 2.01 of this Current Report on Form 8-K are incorporated herein by reference.

In connection with the Business Combination, on the Closing Date, Globis notified The NASDAQ Stock Market LLC (“Nasdaq”) of the consummation of the Business Combination and requested that Nasdaq (i) suspend trading of the shares of Globis Common Stock effective as of the close of trading on the Closing Date and (ii) file with the SEC one or more Forms 25 to delist the Globis Common Stock, the Globis Warrants and the units of Globis (the “Globis Securities”) under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Globis intends to file a certification on Form 15 with the SEC to deregister the Globis Securities and suspend Globis’ reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Items 1.01, 2.01, 3.01 and 5.03 of this Current Report on Form 8-K are incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introductory Note, Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K are incorporated herein by reference.

Following the effective time of the Merger and as a result of the Business Combination, a change in control of Globis occurred and Globis became a wholly owned subsidiary of New Forafric.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Business Combination transactions and effective as of the Closing Date, Claude Benitah, Michael A. Ferguson and John M. Horne each resigned from the Globis board of directors.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In accordance with the terms of the Business Combination Agreement, as of the Merger effective time, Globis adopted new Articles of Incorporation and Bylaws, replacing its organizational documents, effective as of the Closing Date, and pursuant to the terms of the Business Combination Agreement, such Articles of Incorporation and Bylaws are the governing documents of Merger Sub.

Copies of the Articles of Incorporation and Bylaws are filed as Exhibits 3.1 and 3.2 hereto, respectively, each of which is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On June 7, 2022, Globis held a special meeting of stockholders (the “Special Meeting”) in connection with the Business Combination, as described in the Proxy Statement/Prospectus. The Special Meeting was adjourned and was reconvened at 9:00 a.m. ET on June 9, 2022. Present at the Special Meeting were holders of 10,878,579 shares of Globis’ Common Stock in person or by proxy, representing 72.28% of the voting power of Globis’ Common Stock issued and outstanding as of May 12, 2022, the record date for the Special Meeting (the “Record Date”), and constituting a quorum for the transaction of business. As of the Record Date, there were 15,050,833 shares of Common Stock issued and outstanding.

At the Special Meeting, Globis’ stockholders approved the Redomiciliation Proposal, the Merger and Exchange Proposal, Business Combination Proposal, the Equity Incentive Plan Proposal, the Director Election Proposal, the Charter Proposal, the Organizational Documents Proposals, and the Nasdaq Proposal, in each case as defined and described in greater detail in the Proxy Statement/Prospectus.

Set forth below are the final voting results for the Redomiciliation Proposal, the Merger and Exchange Proposal, Business Combination Proposal, the Equity Incentive Plan Proposal, the Director Election Proposal, the Charter Proposal, the Organizational Documents Proposals, and the Nasdaq Proposal:

The Redomiciliation Proposal

A proposal to approve the Redomiciliation on a non-binding advisory basis. The voting results of the shares of Common Stock were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,453,313	425,266	0	0

The Merger and Exchange Proposal

A proposal to approve and adopt the Merger and Exchange. The voting results of the shares of Common Stock were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,455,060	423,519	0	0

The Business Combination Proposal

A proposal to approve and adopt the Business Combination Agreement. The voting results of the shares of Common Stock were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,454,810	423,768	1	0

The Equity Incentive Plan Proposal

The proposal to approve the adoption of the Forafric 2022 Long Term Employee Share Incentive Plan established to be effective after the closing of the Business Combination was approved. The voting results of the shares of Common Stock were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,440,748	423,519	14,312	0

The Director Election Proposal

The proposal to elect seven members to the board of the combined business, Forafric Global PLC. The voting results of the shares of Common Stock were as follows:

Election of directors:	For	Withheld	Non-Votes
Saad Bendidi	10,455,160	423,419	0
Julien Benitah	10,455,160	423,419	0
Franco Cassar	10,455,160	423,419	0
James Lasry	10,455,160	423,419	0
Paul Packer	10,455,161	423,418	0
Ira Greestein	10,455,160	423,419	0
Rachel Bitan	10,455,160	423,419	0

The Charter Proposal

The proposal to approve the adoption of the new Memorandum and Articles of Association. The voting results of the shares of Common Stock were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,455,061	423,518	0	0

The Organizational Documents Proposal

The following two (2) separate organizational document proposals (the “Organizational Documents Proposals”) relating to the following material differences between the Company’s current amended and restated certificate of incorporation and the new Memorandum and Articles of Association were approved on a non-binding advisory basis. The voting results of the shares of Common Stock for each of the Organizational Document Proposals were as follows:

(a)	Organizational Document Proposal 7A – An amendment to acknowledge and agree to the change in the authorized capital stock of the Company from (i) 100,000,000 Common Stock, and 1,000,000 Preferred Stock, par value $0.0001 per share, to (ii) 100,000,000 Ordinary Shares and 1,000,000 Preferred Shares of the Company post transaction; and

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,453,311	425,268	0	0

(b)	Organizational Document Proposal 7B – An amendment to acknowledge and agree to all other changes in connection with the replacement of being subject to the terms of the existing organizational documents of the Company with being subject to the terms of the new Memorandum and Articles of Association to be adopted following the Redomiciliation and as a consequence of the re-registration of Forafric Global Limited into a Gibraltar public company limited by shares:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,455,060	423,518	1	0

The Nasdaq Proposal

The proposal to approve, for the purposes of complying with the applicable provisions of Nasdaq Listing Rule 5635(a), the issuance of Ordinary Shares and securities convertible into or exchangeable for Ordinary Shares in connection with the Business Combination. The voting results of the shares of Common Stock were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,455,060	423,519	0	0

The Adjournment Proposal

To consider and vote upon a proposal to adjourn the Stockholders Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based on the tabulated vote, there are not sufficient votes at the time of the Stockholders Meetings to authorize Globis to consummate the Business Combination:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,410,576	437,831	30,172	0

Redemption of Common Stock

Holders of an aggregate of 9,612,536 shares of Common Stock exercised their right to redeem their shares.

Item 7.01	Regulation FD Disclosure.

On June 10, 2022, Globis issued a press release announcing the closing of the Business Combination. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1*	Business Combination Agreement (incorporated by reference to Exhibit 2.1 to Form S-4, filed with the SEC on January 12, 2022)
2.2	Amendment No. 1 to Purchase Agreement, dated April 20, 2022 (incorporated by reference to Exhibit 2.2 of Globis’ Form S-4 (File No. 333-262126), filed with the SEC on April 20, 2022)
2.3	Amendment No. 2 to Purchase Agreement, dated June 8, 2022 (incorporated by reference to Exhibit 10.1 of Globis’ Form 8-K (File No. 001-39786), filed with the SEC on June 9, 2022)
3.1	Articles of Incorporation of Globis NV Merger 2 Corp.
3.2	Bylaws of Globis NV Merger 2 Corp.
4.1	Warrant Assignment and Novation Agreement, dated as of June 9, 2022, by and between Globis NV Merger 2 Corp. and Forafric Global PLC.
99.1	Press Release, dated June 10, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* All schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 10, 2022	GLOBIS ACQUISITION CORP.

	By:	/s/ Paul Packer
	Name:	Paul Packer
	Title:	Chief Executive Officer and Chief Financial Officer